UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

    ------------------------------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): April 19, 2005



                            JOURNAL REGISTER COMPANY
               (Exact Name of Registrant as Specified in Charter)


          Delaware                      1-12955                22-3498615
(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
      of Incorporation)                                  Identification Number)


     50 West State Street, Trenton, New Jersey                     08608
      (Address of Principal Executive Offices)                  (Zip Code)

       Registrant's telephone number, including area code: (609) 396-2200


                                 Not Applicable
                         (Former Name or Former Address,
                          If Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition

On April 19, 2005, Journal Register Company announced its consolidated results of operations for the fiscal quarter ended March 27, 2005. A copy of such press release is furnished as an exhibit to this Current Report on Form 8-K.

Item 9.01  Financial Statements and Exhibits

         (c)      Exhibits

         99.1 Text of press release issued by Journal Register Company, dated April 19, 2005, titled "Journal Register Company Announces First Quarter 2005 Results."

                                    SIGNATURE


Pursuant to requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             JOURNAL REGISTER COMPANY


Date:  April 19, 2005                        By:  /s/ Jean B. Clifton
                                                  -------------------
                                                  Jean B. Clifton
                                                  Executive Vice President
                                                  and Chief Financial Officer

                                  Exhibit Index
                                  -------------

Exhibit Description
-------------------

99.1 Text of press release issued by Journal Register Company, dated April 19, 2005, titled "Journal Register Company Announces First Quarter 2005 Results"